UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 2, 2026
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Crescent Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	001-36177	06-1686563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fifth Avenue Waltham, MA		02451
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 430-5595
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value per share	CBIO	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 2, 2026, Crescent Biopharma, Inc. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the close of business on April 7, 2026, the record date for the Annual Meeting (the “Record Date”), 27,571,935 ordinary shares, par value $0.001 per share (“Ordinary Shares”), were issued and outstanding, and 2,890 Series A non-voting convertible preferred shares, par value $0.001 per share (“Series A Preferred Shares”), were issued and outstanding. Each Ordinary Share was entitled to one vote per share for the election of Susan Moran, M.D., MSCE and one vote on each of proposals 3, 4 and 5. The holders of each Series A Preferred Share were entitled to 1,000 votes per share, voting as a separate class for the election of Jonathan Violin, Ph.D. and voting together with the holders of Ordinary Shares as a single class for the election of Susan Moran, M.D., MSCE, and were not entitled to vote on any other proposal. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2026.

Proposal No. 1A and Proposal No. 1B - Election of two Class II directors to serve until the Company’s 2029 Annual General Meeting of Shareholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Jonathan Violin, Ph.D. (Proposal No. 1A)	2,890,000	0	0
Susan Moran, M.D., MSCE (Proposal No. 1B)	21,401,136	136,056	2,403,515

Proposal No. 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
21,049,101	1,452	154	0

Proposal No. 3 - Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
18,346,099	300,217	876	2,403,515

Proposal No. 4 - Approval, on a non-binding advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

1 YEAR	2 YEARS	3 YEARS	Votes ABSTAINED	Broker Non-Votes
18,644,881	903	887	521	2,403,515

Based on the foregoing votes, each of Jonathan Violin, Ph.D. and Susan Moran, M.D., MSCE was elected as a Class II director, Proposal 2 and Proposal 3 were approved, and shareholders recommended a one year frequency for future advisory votes to approve named executive officer compensation.

Based on the foregoing voting results and consistent with the recommendation of the Board of Directors of the Company (the “Board”), the Board has determined to hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the shareholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interest of the Company and its shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BIOPHARMA, INC.

Date: June 3, 2026	By:	/s/ Joshua Brumm
	Name:	Joshua Brumm
	Title:	Chief Executive Officer